tronc

Investor Presentation

NobleCon13–January 30, 2017

Justin Dearborn, CEO and Terry Jimenez, CFO

tronc

DISCLAIMER

The statements contained in this presentation include certain forward-looking statements that are based largely on the current expectations of tronc, Inc. and reflect various estimates and assumptions by us. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, are described under the heading "Risk Factors" in tronc's filings with the Securities and Exchange Commission, and include, without limitation:

- changes in advertising demand, circulation levels and audience shares;
- competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives;
- our ability to develop and grow our online businesses;
- our reliance on revenue from printing and distributing third-party publications;
- our success in implementing expense mitigation efforts;
- changes in newsprint price;
- our ability to adapt to technological changes;
- our ability to protect our intellectual property and other proprietary rights and prevent data breaches or cyberattacks;
- our reliance on third-party service providers for various services;
- adverse regulatory and judicial rulings or results from litigation;
- our ability to complete acquisitions or divestitures, realize the associated benefits or synergies, or operate our businesses effectively following acquisitions or divestitures;
- our success in managing growth in new markets;
- economic uncertainty and the impact on our business or changes to our business and operations which may result in goodwill and masthead impairment charges;
- our ability to satisfy pension and other postretirement employee benefit obligations;
- the effect of labor strikes, lockouts and labor negotiations;
- our ability to establish and maintain effective internal control over financial reporting;
- our ability to attract, integrate and retain our senior management team and employees;
- changes in accounting standards;
- our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms;
- macroeconomic trends and conditions;
- our ability to satisfy future capital and liquidity requirements;
- our indebtedness and ability to comply with debt covenants applicable to our debt facilities;
- concentration of stock ownership among our existing directors and principal stockholders whose interests may differ from those of other stockholders; and
- other events beyond our control that may result in unexpected adverse operating results.

The words "may," "believe," "anticipate," "expect," "project," "should," "intend", "plan," "will," "continue," "outlook," "estimate" and similar expressions generally identify forward-looking statements. Whether or not any such forward-looking statements are in fact achieved will depend on future events, some of which are beyond our control. You are cautioned not to place undue reliance on such forward-looking statements, which are being made as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

The updated 2016 guidance and expected financial results included in this presentation reflect expected financial results that are preliminary and pending the completion of our financial closing and review procedures. As a result, there is a possibility that our final results will vary from the preliminary estimates and updated guidance and such differences could be material.

tronc

Creating a billion dollar online media network

tronc


We are a premium content company committed to delivering innovative experiences across all platforms that engage, inform, and inspire audiences through our iconic and trusted brands. We provide solutions that drive results for our customers.

tronc

STRONG MARKET POSITION IN LARGE AND DIVERSE REGIONS

1. **Los Angeles Times** — #2 DMA — *Average Circulation – 828k; Unique Visitors – 35.5M*
2. **The San Diego Union-Tribune** — #28 DMA — *Average Circulation – 217k; Unique Visitors – 0.9M*
3. **Chicago Tribune**[*3] — #3 DMA — *Average Circulation – 797k; Unique Visitors – 17.9M*
4. **SunSentinel** — #16 DMA — *Average Circulation – 184k; Unique Visitors – 3.0M*
5. **Orlando Sentinel** — #18 DMA — *Average Circulation – 191k; Unique Visitors – 4.2M*
6. **Daily Press** — #42 DMA — *Average Circulation – 82k; Unique Visitors – 0.6M*
7. **THE BALTIMORE SUN**[*4] — #26 DMA — *Average Circulation – 287k; Unique Visitors – 3.8M*
8. **THE MORNING CALL**[*5] — #4 (#55) DMA — *Average Circulation – 114k; Unique Visitors – 1.2M*
9. **Hartford Courant** — #30 DMA — *Average Circulation – 159k; Unique Visitors – 1.4M*

tronc
Q4 Average Circulation – 2.9M[*1]
Q4 Unique Visitors – 56.7M[*2]



1
2
3
4
5
6
7
8
9

Notes
[*1] Average Circulation: Q4, 2016 AAM Sunday
[*2] Unique Visitors: comScore Q4, 2016 Monthly Average Unique Visitors (unduplicated)
[*3] Chicago Tribune paid print circulation also includes Chicago Suburban
[*4] The Baltimore Sun paid print circulation also includes Capital Gazette and Carroll County Times
[*5] The Morning Call focuses on the Lehigh Valley region within the 4th largest DMA (Philadelphia)

tronc

DIGITAL STRATEGY AND TRENDS

Key Highlights

Focus Areas

- Market to our Audience
- Leverage our legacy distribution
- Build, buy and syndicate content

Other Highlights

- Video creation
- Launch of data intelligence tool
- Transition to new Recruitment Advertising Platform with RealMatch
- Solidify the sales infrastructure
- Technology infrastructure enhancements
- Back office enhancements

DIGITAL ONLY SUBSCRIBERS (000'S)



77
88
101
116
136
160
Q3, 2015
Q4, 2015
Q1, 2016
Q2, 2016
Q3, 2016
Q4, 2016

UNIQUE VISITORS (M)[1]



45
49
56
60
60
57
Q3, 2015
Q4, 2015
Q1, 2016
Q2, 2016
Q3, 2016
Q4, 2016

[1] Unique Visitors: comScore Q4, 2016 Monthly Average (unduplicated)

UPDATED 2016 GUIDANCE
($'S IN MILLIONS)



Q4
FULL YEAR
REVENUE
$425
$457
Q4, 2016E
Q4, 2015
$1,606
$1,673
FY, 2016E
FY, 2015
NON-GAAP
Adj EBITDA¹
$67
$69
Q4, 2016E
Q4, 2015
$181
$157
FY, 2016E
FY, 2015

Highlights

- Total Consolidated Revenue is expected to be down 6.9% in the 4th Quarter 2016 vs. 2015 (and down 4.0% Full Year 2016 vs. 2015)
- Adjusted EBITDA (AEBITDA)[1] is expected to be down slightly in Q4 2016 vs. 2015 by $1.7M
- AEBITDA[1] is expected to be up $23.5M FY 2016 vs. 2015 (↑15.0%)
- AEBITDA[1] margins are expected to have improved 70 basis points (BP) comparing Q4 of 2016 vs. 2015
- AEBITDA[1] margins are expected to be up 180 BP FY 2016 vs. 2015

[1]Adjusted EBITDA (AEBITDA) is a non-GAAP measure. Please refer to the definition and discussion of Adjusted EBITDA and Adjusted EBITDA margins in the appendix

tronc

PRELIMINARY BALANCE SHEET

($'S IN MILLIONS)

Cash



$198
$41
Q4, 2016E
Q4, 2015

Debt



S-T portion L-T Debt
L-T Debt
$371
$22
$349
$390
$22
$368
Q4, 2016E
Q4, 2015

Pensions / OPEB



$99
$109
Q4, 2016E
Q4, 2015

Net Debt[1] (Total Debt – Cash)



$173
$349
Q4, 2016E
Q4, 2015

Highlights

Strengthened Balance Sheet

- Expect the largest Cash Balance since the spin in 2014
    - $152M Cash increase since 2015
- Ongoing Debt and Pension Reductions
    - Expect $29M ↓ since end of 2015
- Substantial reduction in Net Debt [Debt – Cash]
    - 0.95x Net Debt to LTM AEBITDA
- Flexibility to execute key strategies

[1]Net Debt is a non-GAAP measure and is defined as Debt ($371M in Q4, 2016E and $390M in Q4, 2015) less Cash ($198M in Q4, 2016E and $41M in Q4, 2015). Please refer to the discussion of Net Debt in the appendix.

tronc

FULL YEAR 2017 GUIDANCE

($'S IN MILLIONS)


Revenue Guidance
1,650
1,640
1,630
1,620
1,610
1,600
1,590
1,580
1,570
1,560
1,550
$1,570 – 1,600M
$1,606M
2017E
2016E


Adjusted EBITDA Guidance
200
195
190
185
180
175
170
165
160
$185 – 195M
$180.5M
2017E
2016E

tronc

Creating a billion dollar online media network

APPENDIX: NON-GAAP

This presentation includes references to Adjusted EBITDA (also referred to as "Adj EBITDA" or "AEBITDA"), Adjusted EBITDA margin and Net Debt. These measures are not presented in accordance with generally accepted accounting principles in the United States (US GAAP), and tronc's use of these terms may vary from that of others in the Company's industry. These measures should not be considered as an alternative to net income (loss), income from operations, net income (loss) per diluted share, revenues or any other performance measures derived in accordance with US GAAP as measures of operating performance or liquidity.

Adjusted EBITDA (AEBITDA) and AEBITDA margin

Adjusted EBITDA is defined as net income before equity in earnings of unconsolidated affiliates, income taxes, loss on early debt extinguishment, interest expense, other (expense) income, realized gain (loss) on investments, stock-based compensation expense, reorganization items, restructuring charges, transaction expenses, depreciation and amortization, net income attributable to non-controlling interests, and certain unusual and non-recurring items (including spin-related costs). AEBITDA margin is defined as Adjusted EBTIDA divided by Revenue. Management believes that because Adjusted EBITDA excludes (i) certain non-cash expenses (such as depreciation, amortization, stock-based compensation, and gain/loss on equity investments) and (ii) expenses that are not reflective of the Company's core operating results over time (such as restructuring costs, including the employee voluntary separation program and gain/losses on employee benefit plan terminations, litigation or dispute settlement charges or gains, and transaction-related costs), this measure provides investors with additional useful information to measure the Company's financial performance, particularly with respect to changes in performance from period to period. The Company's management uses Adjusted EBITDA and Adjusted EBITDA margin (a) as a measure of operating performance; (b) for planning and forecasting in future periods; and (c) in communications with the Company's Board of Directors concerning the Company's financial performance. In addition, Adjusted EBITDA, or a similarly calculated measure, is used as the basis for certain financial maintenance covenants that the Company is subject to in connection with certain credit facilities. Since not all companies use identical calculations, the Company's presentation of Adjusted EBITDA and AEBITDA margin may not be comparable to other similarly titled measures of other companies and should not be used by investors as a substitute or alternative to net income or any measure of financial performance calculated and presented in accordance with GAAP. Instead, management believes Adjusted EBITDA and AEBITDA margin should be used to supplement the Company's financial measures derived in accordance with GAAP to provide a more complete understanding of the trends affecting the business.

Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for, or more meaningful than, amounts determined in accordance with GAAP. Some of the limitations to using non-GAAP measures as an analytical tool are: they do not reflect the Company's interest income and expense, or the requirements necessary to service interest or principal payments on the Company's debt; they do not reflect future requirements for capital expenditures or contractual commitments; and although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and non-GAAP measures do not reflect any cash requirements for such replacements.

The Company does not provide a reconciliation of Adjusted EBITDA guidance for fiscal 2017 due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for restructuring and transaction costs, stock-based compensation amounts and other charges reflected in the Company's reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. In addition, the Company does not provide a reconciliation of the updated Adjusted EBITDA guidance for fiscal 2016 to Net Income (Loss), the most directly comparable GAAP measure because the Company's review procedures related to certain potentially significant items necessary to calculate Net Income (Loss), which are excluded from the calculation of Adjusted EBITDA, such as the Company's required goodwill and intangible asset valuation assessment, have not been completed.

Net Debt

Net Debt is defined as Total Debt less Cash. The Company's management believes that the presentation of Net Debt provides useful information to investors as management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.

tronc

Investor Presentation

NobleCon13–January 30, 2017

Justin Dearborn, CEO and Terry Jimenez, CFO